Scudder
Managed
Municipal
Bonds

Annual Report
May 31, 1999

No-Load Funds

A fund that seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                         Scudder Managed Municipal Bonds

--------------------------------------------------------------------------------
Date of Inception:  10/14/76   Total Net Assets as of     Ticker Symbol:  SCMBX
                               5/31/99: $713.4 million
--------------------------------------------------------------------------------

o Scudder Managed Municipal Bonds' fiscal year end has changed from December 31 to May 31. For its abbreviated fiscal year beginning January 1, 1999, through May 31, 1999, Scudder Managed Municipal Bonds posted a total return of -0.17%. Over the 12 months ended May 31, the Fund returned 4.04%, outpacing the 3.26% average performance of the Fund's peers over the same period, according to Lipper Analytical Services.

o For the one-, three-, five-, and ten-year periods, the Fund's total returns placed it in the top one-third of municipal bond funds as tracked by Lipper. Please see page 5 for additional Lipper performance information.

o As of May 31, 1999, Scudder Managed Municipal Bonds' 30-day net annualized SEC yield was 4.16%, equivalent to a 6.89% taxable yield for investors subject to the 39.6% maximum federal income tax rate.

o Scudder Managed Municipal Bonds received an overall Morningstar Rating(TM) of four stars out of 1,586 tax free funds as of May 31, 1999.*

                                Table of Contents

   3  Letter from the Fund's President    24  Financial Highlights
   4  Performance Update                  25  Notes to Financial Statements
   5  Portfolio Summary                   28  Report of Independent Accountants
   6  Portfolio Management Discussion     29  Tax Information
  10  Glossary of Investment Terms        32  Officers and Trustees
  11  Investment Portfolio                33  Investment Products and Services
  21  Financial Statements                34  Scudder Solutions

* Morningstar proprietary rankings reflect historical risk-adjusted performance as of May 31, 1999. Ratings are subject to change monthly, and past performance does not guarantee future results. Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund received four stars for the three-year period, four stars for the five-year period, and three stars for the ten-year period. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The Fund was rated among 1586, 1184, and 368 funds in its broad asset class for the three-, five-, and ten-year periods, respectively.

                       2 - Scudder Managed Municipal Bonds

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Managed Municipal Bonds' abbreviated fiscal year ended May 31, 1999. We have changed the Fund's fiscal year from December 31 to May 31 as part of a larger effort to create efficiencies and reduce the costs of producing Scudder fund regulatory materials such as fund reports and prospectuses. Going forward, you will receive regular reports following the Fund's annual and semiannual periods ending in May and November. For its abbreviated fiscal year that began January 1, 1999, and ended May 31, 1999, the Fund posted a total return of -0.17%. Over the 12 months ended May 31, the Fund returned 4.04%, outpacing the 3.26% average performance of the Fund's peers over the same period, according to Lipper.

     Investors concerned about the increased volatility of the financial markets during the past 12 months should find the chart on page 7 of interest. The chart shows that over the 12-month period ended May 31, 30-year municipal bonds displayed measurably less price volatility than comparable Treasury securities. For more information concerning Scudder Managed Municipal Bonds' market performance, strategy, and outlook, please see the Portfolio Management Discussion that begins on page 6.

     For those interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 35 provides more information on how to contact Scudder. Thank you for choosing Scudder Managed Municipal Bonds to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Managed Municipal Bonds

                       3 - Scudder Managed Municipal Bonds

                      Performance Update as of May 31, 1999


--------------------------------------------------------------------------------
Fund Index Comparisons
--------------------------------------------------------------------------------
                                    Total Return
   -------------------------------------------------------------
   Period Ended      Growth of                        Average
   5/31/1999         $10,000           Cumulative      Annual
   -------------------------------------------------------------
   Scudder Managed Municipal Bonds
   -------------------------------------------------------------
   1 Year            $   10,404            4.04%          4.04%
   5 Year            $   13,946           39.46%          6.88%
   10 Year           $   20,546          105.46%          7.47%
   -------------------------------------------------------------
   Lehman Brothers Municipal Bond Index
   -------------------------------------------------------------
   1 Year            $   10,467            4.67%          4.67%
   5 Year            $   14,147           41.47%          7.18%
   10 Year           $   21,062          110.62%          7.73%

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA

                              Scudder Managed       Lehman Brothers
                              Municipal Bonds     Municipal Bond Index

                 '89                10000                10000
                 '90                10557                10733
                 '91                11645                11814
                 '92                12787                12976
                 '93                14457                14529
                 '94                14732                14888
                 '95                15978                16243
                 '96                16712                16986
                 '97                18084                18395
                 '98                19748                20121
                 '99                20546                21062

                           Yearly periods ended May 31

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.


--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

Yearly Periods Ended May 31


                             1990        1991      1992      1993      1994      1995      1996      1997      1998      1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value           $   8.35    $   8.55  $   8.73  $   9.03  $   8.45  $   8.65  $   8.59  $   8.82  $   9.11  $   8.98
-------------------------------------------------------------------------------------------------------------------------------
Income Dividends          $    .57    $    .54  $    .52  $    .50  $    .46  $    .48  $    .45  $    .46  $    .46  $    .45
-------------------------------------------------------------------------------------------------------------------------------
Capital Gains
  Distributions           $    .34    $    .09  $    .12  $    .29  $    .31  $     --  $     --  $    .01  $    .05  $    .05
-------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)         5.57       10.31      9.80     13.06      1.91      8.45      4.60      8.21      9.20      4.04
-------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)        7.33       10.08      9.83     11.97      2.47      9.11      4.57      8.29      9.39      4.67
-------------------------------------------------------------------------------------------------------------------------------


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                       4 - Scudder Managed Municipal Bonds

                      Portfolio Summary as of May 31, 1999

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Electric Utility Revenue       18%
      Water/Sewer Revenue             9%
      Core Cities/Lease               9%
      State General Obligation/Lease  8%
      Hospital/Health                 8%
      Other General Obligation/Lease  7%
      Port/Airport Revenue            6%
      Toll Revenue/Transportation     6%
      Pollution Control/
        Industrial Development        5%
      Miscellaneous Municipal        24%
   --------------------------------------
                                    100%
   --------------------------------------

Diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas.

--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      AAA*                           60%
      AA                              9%
      A                              13%
      BBB                            10%
      BB                              1%
      Not Rated                       7%
   --------------------------------------
                                    100%
   --------------------------------------

   Weighted Average quality: AA

   * Includes Cash Equivalents

Overall portfolio quality remains high, with 69% of portfolio assets rated AAA or AA.

--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Less than 1 year                3%
      1 through 5                    18%
      5 through 10                   41%
      10 through 15                  27%
      Greater than 15 years          11%
   --------------------------------------
                                    100%

   --------------------------------------

Weighted average effective maturity: 9.1 years

The Fund continues its cautious stance on the market with respect to interest rate risk, maintaining an average effective maturity similar to that of its competitive universe.


For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                       5 - Scudder Managed Municipal Bonds

                         Portfolio Management Discussion

Dear Shareholders,

Following a series of overseas and domestic financial crises that prompted uncertainty, volatility, and a "flight to quality," bond yields plummeted, then returned to July 1998 levels by the close of Scudder Managed Municipal Bonds' most recent fiscal year. During its abbreviated fiscal year beginning January 1, 1999, through May 31, 1999, the Fund returned -0.17%. Over the 12 months ended May 31, the Fund posted a 4.04% total return, outpacing the 3.26% average performance of the Fund's peers over the same period as tracked by Lipper Analytical Services, Inc., an independent analyst of investment performance. As of May 31, 1999, Scudder Managed Municipal Bonds' 30-day net annualized SEC yield was 4.16%, equivalent to a 6.89% taxable yield for investors subject to the 39.6% maximum federal income tax rate.

Scudder Managed Municipal Bonds' long-term performance record remains highly competitive: As shown in the accompanying table, the Fund's average annual total returns placed it in the top one-third of its peers over one-, three-, five-, and ten-year periods. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                             A Market Roller Coaster

Market turmoil hit a peak in the wake of the Russian currency devaluation late last summer, followed by the near collapse of the Long Term Capital

--------------------------------------------------------------------------------
Competitive Long-Term Returns
(Average annual returns for periods ended May 31, 1999)
--------------------------------------------------------------------------------

            Scudder
            Managed    Lipper           Number
           Municipal   average             of
             Bonds     annual            Funds   Percentile
Period       return    return    Rank    tracked   Ranking

1 year        4.04%    3.26%     32   of   260     Top 12%

3 years       7.13%    6.68%     55   of   202     Top 27%

5 years       6.88%    6.42%     39   of   153     Top 25%

10 years      7.47%    7.17%     17   of   76      Top 22%

Past performance does not guarantee future results.

Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains.
--------------------------------------------------------------------------------

Management hedge fund. Volatility in the U.S. stock market increased greatly while a massive reallocation to U.S. Treasury bonds led to substantially lower yields. The Federal Reserve's three interest rate cuts during the third and fourth quarters of 1998 helped to gradually restore market stability. During this period, the U.S. economy continued to grow beyond all expectations, with a dramatic 6% annualized increase in GDP for the fourth quarter of 1998 and a strong start in 1999 that seemed to assure at least 4% GDP growth this year. This show of strength, in turn, worried bond investors, who responded by sending 30-year Treasury bond yields back up to July 1998 levels.
Over the twelve months ended May 31, yields of

                       6 - Scudder Managed Municipal Bonds

--------------------------------------------------------------------------------
Municipals Provided Greater Stability
Monthly prices of 30-year AAA-rated municipal bonds
compared with prices of 30-year U.S. Treasury bonds,
5/31/98-5/31/99.
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA

                        30-year                   30-year
                          U.S.                   AAA-rated
                      Treasury Bonds           municipal bonds

             5/31/98     100.14                    100.77
                         103.47                    100.00
             7/31/98     101.57                    100.00
                         107.12                    102.33
             9/31/98     114.87                    105.57
                         111.47                    102.33
             11/31/98    109.83                    102.33
                         111.47                    102.33
             1/31/99     111.14                    103.13
                         103.32                    101.55
             3/31/99     102.11                    100.77
                         104.665                   100.31
             5/31/99     100.00                     98.19

Past performance is not indicative of future results.

Source:  Scudder Kemper Investments, Inc.
--------------------------------------------------------------------------------

30-year Treasury bonds ended slightly higher, beginning at 5.60% and ending at 5.84%. Over the same time frame, yields of 30-year AAA insured municipal bonds also rose slightly, from 5.10% to 5.22%.

In addition to high tax free yields, municipal bonds have historically offered greater price stability over time than Treasury bonds of comparable maturity. The accompanying chart demonstrates the record over the past 12 months, when most financial markets were at a peak of volatility.


                               Tax-Free Income and
                               Below-Average Risk

Scudder Managed Municipal Bonds' primary goals are to generate high federally tax-free income through investments in high-grade, long-term municipal securities. During the Fund's abbreviated fiscal year, we maintained a two-part strategy: First, we focused on premium "cushion" bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer prior to maturity. At the same time, we continued the Fund's strong emphasis on call protection. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the Fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. In terms of maturity, we focused on six- to 13-year bonds, because we believe they offer the best total return potential, based on our outlook for interest rates and the yield differentials among bonds across the maturity spectrum.

The Fund continues its cautious stance on the market with respect to interest rate risk, maintaining an average duration similar to that of its competitive universe. As of May 31, 1999, the Fund's average duration was 6.9 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)



                       7 - Scudder Managed Municipal Bonds

The Fund's overall level of portfolio quality remains high, with over 65% of the Fund's portfolio rated AAA or AA. Diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of May 31, 1999, the Fund held securities issued in 27 states plus the District of Columbia and the Virgin Islands. The Portfolio Summary on page 17 provides more information about the Fund's holdings, including quality, maturity, and sector representation.

                                     Outlook

In light of recent increases in short-term interest rates -- including an increase in the Federal Funds target rate following the close of the period -- a long-predicted slowdown in U.S. economic activity seems more likely to occur during the second half of 1999. At the same time, we expect that inflation will remain restrained, which should place an upper limit on interest rate increases. Though as a general rule we maintain a portfolio duration in line with our market, we will take a cautious approach during the coming months. We will also monitor the level of worldwide economic activity closely over the remainder of the year: The United States has been the only significant engine of economic growth for some time. If the incipient economic recovery in Asia and other parts of the world gathers steam, we will watch for additional upward pressure on inflation and short-term interest rates and adjust our strategy accordingly. In terms of the Fund's day-to-day strategy, we will continue to seek competitive returns by purchasing eight- to 13-year premium cushion bonds and noncallable bonds over the coming months. And rather than attempting to make investment decisions based on short-term market movements, we will search for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.

                                     Scudder
                            Managed Municipal Bonds:
                          A Team Approach to Investing

Scudder Managed Municipal Bonds is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

Co-Lead Portfolio Managers Philip G. Condon and Ashton P. Goodfield have responsibility for the Fund's day-to-day management and investment strategies. Mr. Condon, who joined the Adviser in 1983 and the team in 1998, has 17 years of investment industry experience. Ms. Goodfield, who joined the Adviser in 1986 and the team in 1998, has 13 years of investment industry experience.



                       8 - Scudder Managed Municipal Bonds

In terms of the Fund's day-to-day strategy, we will continue to seek competitive returns by purchasing eight- to 13-year premium cushion bonds and noncallable bonds over the coming months. And rather than attempting to make investment decisions based on short-term market movements, we will search for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.

Sincerely,
Your Portfolio Management Team



/s/Philip G. Condon         /s/Ashton P. Goodfield
Philip G. Condon            Ashton P. Goodfield



                       9 - Scudder Managed Municipal Bonds

                          Glossary of Investment Terms


BOND                      An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.


GENERAL OBLIGATION BOND   A municipal bond backed by the "full faith and credit" (including the taxing and further borrowing power)
                          of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.


INFLATION                 An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.


MUNICIPAL BOND            An interest-bearing debt security issued by a state or local government entity.


NET ASSET VALUE (NAV)     The price per share of a mutual fund based on the sum of the market value of all the securities owned by the fund, plus other assets less liabilities, divided by the number of outstanding shares.


TAXABLE EQUIVALENT YIELD  The level of yield a fully taxable instrument would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD
                          The standard yield reference for bond funds, based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.


TOTAL RETURN              The most common yardstick to measure the performance of a fund. Total return-- annualized or compound-- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                      10 - Scudder Managed Municipal Bonds

                   Investment Portfoliolio as of May 31, 1999

                                                                                                           Principal      Market
                                                                                                           Amount ($)    Value ($)

----------------------------------------------------------------------------------------------------------------------------------

Short-Term Municipal Investments 1.6%
----------------------------------------------------------------------------------------------------------------------------------

Alaska

Valdez, AK, Marine Terminal Revenue, Exxon Pipeline Company Project, Daily Demand Note:
  Series 1993 B, 3.3%, 12/1/2033* .......................................................................    1,000,000    1,000,000
  Series 1993 C, 3.3%, 12/1/2033* .......................................................................    1,100,000    1,100,000

Arizona

Maricopa County, AZ, Pollution Control Revenue, Arizona Public Service Co., Daily Demand Note:
  Series 1994 A, 3.3%, 5/1/2029* ........................................................................    1,400,000    1,400,000
  Series 1994 C, 3.35%, 5/1/2029* .......................................................................    1,000,000    1,000,000

Illinois

Chicago, IL, O'Hare International Airport Revenue, American Airlines Project, Series 1983 A, Daily
  Demand Note, 3.4%, 12/1/2017* .........................................................................    2,700,000    2,700,000

Texas

Harris County, TX, Health Facilities Development Corp., St. Lukes Hospital, Daily Demand Note,
  Series 1997 B, 3.25%, 2/15/2027* ......................................................................    1,000,000    1,000,000

Washington

Washington State Health Care Facilities Authority, Sisters of Providence, Daily Demand Note:
  Series 1985 B, 3.3%, 10/1/2005* .......................................................................    1,200,000    1,200,000
  Series 1985 C, 3.3%, 10/1/2005* .......................................................................    1,900,000    1,900,000

----------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $11,300,000) ...............................................   11,300,000
----------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 98.4%
----------------------------------------------------------------------------------------------------------------------------------

Alaska

North Slope Borough, AK, General Obligation:
  Series 1993 B, Zero Coupon, 1/1/2003 (b) ..............................................................    8,000,000    6,892,960
  Series 1994 B, Zero Coupon, 6/30/2004 (b) .............................................................   15,000,000   12,067,950
  Series 1994 B, Zero Coupon, 6/30/2005 (b) .............................................................   18,200,000   13,938,106
  Series 1995 A, Zero Coupon, 6/30/2006 (b) .............................................................    7,000,000    5,095,510

Arizona

Maricopa County, AZ, School District #28, General Obligation, Series 1993 B, Zero Coupon,
  1/1/2006 (b) ..........................................................................................    4,905,000    3,662,711

California

California General Obligation:
  Series 1989, 6.25%, 10/1/2007 (b) .....................................................................    4,000,000    4,532,640
  Series 1990, 6.25%, 4/1/2008 (b) ......................................................................    5,000,000    5,663,300
  Series 1991, 6.6%, 2/1/2009 (b) .......................................................................   15,600,000   18,172,284

    The accompanying notes are an integral part of the financial statements.

                      11 - Scudder Managed Municipal Bonds

                                                                                                    Principal      Market
                                                                                                    Amount ($)    Value ($)
---------------------------------------------------------------------------------------------------------------------------
California Housing Finance Agency, Multi-Unit Rental Housing Revenue, Series 1992 A, 7.7%,
  8/1/2010 .....................................................................................    1,000,000    1,087,350
California Pollution Control Finance Authority, Solid Waste Disposal Revenue, Canadian Fibre
  of Riverside PJ, AMT, Series 1997 A, 9%, 7/1/2019 ............................................   12,000,000   12,326,760
California Statewide Community Development Authority, Certificate of Participation, Lutheran
  Homes, 5.5%, 11/15/2008 ......................................................................    2,250,000    2,393,252
Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Revenue:
  Series 1995 A, Step-up Coupon, 0% to 1/1/2005, 7.05% to 1/1/2009 .............................    5,000,000    4,055,200
  Series 1995 A, Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2011 ..............................    4,000,000    3,318,520
  Series 1995 A, Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2012 ..............................    4,000,000    3,320,920
  Series 1995 A, Step-up Coupon, 0% to 1/1/2005, 7.15% to 1/1/2014 .............................    6,250,000    5,184,188
  Series 1995 A, Zero Coupon, 1/1/2015 .........................................................   11,000,000    4,851,330
Los Angeles County, CA, Certificate of Participation, Disney Parking Project:
  Series 1993, Zero Coupon, 9/1/2007 ...........................................................    4,030,000    2,710,699
  Series 1993, Zero Coupon, 9/1/2009 ...........................................................    5,425,000    3,249,195
Roseville, CA, Unified High School District, General Obligation:
  Series 1995 B, Zero Coupon, 8/1/2010 (b) .....................................................    1,830,000    1,080,615
  Series 1995 B, Zero Coupon, 8/1/2015 (b) .....................................................    1,000,000      440,730
San Diego, CA, Certificate of Participation, Water Utility Funding Revenue, Series 1998, 5.375%,
  8/1/2013 (b) .................................................................................    2,155,000    2,256,608
San Joaquin, CA:
  Certificate of Participation, Series 1993, 5.5%, 11/15/2013 (b) ..............................    3,895,000    4,185,333
  Transportation Corridor Agency, Toll Road Revenue, Series 1997 A, Zero Coupon,
   1/15/2012 (b) ...............................................................................    2,000,000    1,074,500

Colorado

Colorado Housing Finance Authority Revenue:
  Series 1992, 8.1%, 10/1/2005 .................................................................    2,030,000    2,253,016
  Series 1992, 8.15%, 10/1/2006 ................................................................    2,145,000    2,387,428
  Series 1992, 8.25%, 10/1/2010 ................................................................    1,940,000    2,165,156
  Series 1992, 8.25%, 10/1/2011 ................................................................    1,680,000    1,874,981
  Series 1992, 8.25%, 10/1/2012 ................................................................    1,945,000    2,172,468
  Multi-Family Mortgage:
   Series 1992 A, 8.15%, 10/1/2007 .............................................................    2,320,000    2,582,206
   Series 1992 A, 8.2%, 10/1/2008 ..............................................................    2,510,000    2,797,495
   Series 1992 A, 8.2%, 10/1/2009 ..............................................................    2,725,000    3,037,122
Denver, CO, Urban Renewal Authority, Tax Increment Revenue, Pavilions-Convention, AMT,
  Series 1989, 7.5%, 9/1/2004 ..................................................................    1,000,000    1,077,940

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder Managed Municipal Bonds

                                                                                                  Principal    Market
                                                                                                  Amount ($)  Value ($)
-----------------------------------------------------------------------------------------------------------------------

District of Columbia

District of Columbia, Certificate of Participation:
  Series 1993, 6.875%, 1/1/2003 ...............................................................   1,780,000   1,850,862
  Series 1993, 7.3%, 1/1/2013 (e) .............................................................   1,000,000   1,080,110
District of Columbia, General Obligation:
  Series 1989 B, Zero Coupon, 6/1/2003 (b) ....................................................   2,000,000   1,691,080
  Series 1993 A, ETM, 5.875%, 6/1/2005 (b)** ..................................................   3,300,000   3,550,932
  Series 1993 B3, 5.3%, 6/1/2005 (b) ..........................................................   1,350,000   1,412,802
  Series 1993 B3, 5.5%, 6/1/2007 (b) ..........................................................   1,000,000   1,056,970
  Series 1993 B3, 5.5%, 6/1/2008 (b) ..........................................................   3,225,000   3,402,988
District of Columbia, Georgetown University, Series 1990 A, 7.25%, 4/1/2011 ...................   2,965,000   2,995,540
District of Columbia, Water and Sewer Authority, Public Utility Revenue:
  Series 1998, 6%, 10/1/2013 (b) ..............................................................   3,630,000   4,013,873
  Series 1998, 5.5%, 10/1/2023 (b) (e) ........................................................   5,000,000   5,191,300

Georgia

Burke County, GA, Development Authority, Pollution Control Revenue, Votgle Project,
  Series 1992, 7.7%, Prerefunded 1/1/2003, 1/1/2006 (b) (c) ...................................   5,000,000   5,744,900
Fulton County, GA, School District, General Obligation, Series 1998, 5.375%, 1/1/2016 .........   2,000,000   2,090,700
Georgia Municipal Electric Authority, Power Revenue:
  Series 1991 V, 6.5%, 1/1/2012 (b) ...........................................................   5,000,000   5,765,250
  Series 1997 X, 6.5%, 1/1/2012 (b) ...........................................................   3,500,000   4,035,675

Hawaii

Honolulu, HI, General Obligation, Series 1999 C, 5%, 7/1/2018 (b) .............................   3,000,000   2,913,630

Illinois

Central Lake County, IL, Joint Action Water Agency, Zero Coupon, Series 1991, 5/1/2004 (b) ....   2,445,000   1,976,122
Chicago, IL, Public Building Commission:
  Series 1990 A, ETM, Zero Coupon, 1/1/2008 (b)** .............................................   4,000,000   2,701,680
  Series 1993 A, 5.25%, 12/1/2008 (b) .........................................................   2,655,000   2,778,378
Chicago, IL, General Obligation:
  Board of Education, Series 1992 A, 6.25%, 1/1/2015 (b) ......................................   2,725,000   3,087,480
  Emergency Telephone Systems, Series 1993, 5.6%, 1/1/2009 (b) ................................   7,200,000   7,816,968
  Series 1996 A2, 6.25%, 1/1/2014 (b) .........................................................   3,750,000   4,247,925
Chicago, IL, Motor Fuel Tax Revenue, Series 1993, 5.375%, 1/1/2014 (b) ........................   5,000,000   5,213,450
Chicago, IL, O'Hare International Airport, Special Facilities Revenue, United Airlines Project,
  Series 1999 A, 5.35%, 9/1/2016 ..............................................................   2,250,000   2,210,040
Chicago, IL, Wastewater Transmission Revenue, Series 1993, 5.375%, 1/1/2013 (b) ...............   3,215,000   3,358,582

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder Managed Municipal Bonds

                                                                                                 Principal    Market
                                                                                                 Amount ($)  Value ($)
-----------------------------------------------------------------------------------------------------------------------

Du-Page County, IL, Industrial Development Revenue, Weyerhaeuser Company Project,
  Series 1983, 8.65%, 11/1/2008 ..............................................................   3,600,000   3,650,076
Hoffman Estates, IL, Tax Increment Revenue, Series 1991, Zero Coupon, 5/15/2006 ..............   8,500,000   6,142,270
Illinois Development Finance Authority, Commonwealth Edison, Series 1994, 5.85%,
  1/15/2014 (b) ..............................................................................   5,000,000   5,458,750
Illinois Educational Facilities Authority, Loyola University, Series 1991 A, ETM, Zero Coupon,
  7/1/2005 (b)** .............................................................................   3,100,000   2,378,041
Illinois Health Facilities Authority:
  Centegra Health System, Series 1998, 5.2%, 9/1/2012 ........................................   1,000,000     982,260
  Delnor Community Hospital, Series 1993, 5.5%, 5/15/2013 (b) ................................   1,500,000   1,557,015
  Memorial Medical Center-Springfield, Series 1993, 5.25%, 10/1/2009 (b) .....................   1,725,000   1,791,861
  University of Chicago, Series 1993 A, 5.5%, 8/15/2008 (b) ..................................   2,500,000   2,606,500
Illinois State Sales Tax Revenue, Series 1992 P, 6.5%, 6/15/2013 .............................   2,100,000   2,404,983
Illinois State University Retirement System, Series 1990, Zero Coupon, 10/1/2005 (b) .........   7,000,000   5,285,350
Northern Illinois University, Board of Regents:
  Series 1992, Zero Coupon, 4/1/2005 (b) .....................................................   1,865,000   1,439,705
  Series 1992, Zero Coupon, 10/1/2005 (b) ....................................................   1,865,000   1,408,168
  Series 1992, Zero Coupon, 4/1/2006 (b) .....................................................   1,865,000   1,368,127
  Series 1992, Zero Coupon, 10/1/2006 (b) ....................................................   1,865,000   1,337,503
  Series 1992, Zero Coupon, 4/1/2007 (b) .....................................................   1,865,000   1,297,574
  Series 1992, Zero Coupon, 10/1/2007 (b) ....................................................   1,865,000   1,267,902
Oak Lawn, IL, Water and Sewer Revenue:
  Series 1992 A, Zero Coupon, 10/1/2003 (b) ..................................................   1,295,000   1,079,797
  Series 1992 A, Zero Coupon, 10/1/2004 (b) ..................................................   1,295,000   1,029,590
  Series 1992 A, Zero Coupon, 10/1/2005 (b) ..................................................   1,295,000     979,616
  Series 1992 A, Zero Coupon, 10/1/2006 (b) ..................................................   1,295,000     931,196
Rosemont, IL, General Obligation:
  Series 1990, Zero Coupon, 12/1/2004 (b) ....................................................   6,000,000   4,728,660
  Series 1990, Zero Coupon, 12/1/2005 (b) ....................................................   7,060,000   5,291,399
Will County, IL, School District #201-U, General Obligation, Series 1991, ETM, Zero Coupon,
  12/15/2006 (b)** ...........................................................................   3,725,000   2,662,332
Winnebago County, IL, School District #122:
  Series 1992, 6.55%, 6/1/2009 (b) ...........................................................   1,675,000   1,934,625
  Series 1992, 6.55%, 6/1/2010 (b) ...........................................................   1,825,000   2,095,629

Indiana

Indiana Health Facilities Finance Authority, Hospital Revenue:
  Series 1990 A, 6%, 7/1/2003 (b) ............................................................     230,000     245,672

    The accompanying notes are an integral part of the financial statements.

                      14 - Scudder Managed Municipal Bonds

                                                                                                             Principal     Market
                                                                                                             Amount ($)   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

  Series 1990 A, 6%, 7/1/2004 (b) .......................................................................      240,000      258,809
  Series 1990 A, 6%, 7/1/2005 (b) .......................................................................      255,000      276,723
  Series 1990 A, 6%, 7/1/2006 (b) .......................................................................      270,000      294,173
  Series 1990 A, 6%, 7/1/2007 (b) .......................................................................      285,000      311,491
  Series 1997 A, 6%, 7/1/2008 (b) .......................................................................      160,000      175,114
  Series 1990 A, 6%, 7/1/2009 (b) .......................................................................      165,000      180,820
  Series 1990 A, 6%, 7/1/2010 (b) .......................................................................      175,000      191,942
  Series 1990 A, 6%, 7/1/2011 (b) .......................................................................      185,000      203,038
  Series 1990 A, 6%, 7/1/2012 (b) .......................................................................      190,000      209,044
  Series 1990 A, 6%, 7/1/2013 (b) .......................................................................      200,000      220,472
  Series 1990 A, 6%, 7/1/2014 (b) .......................................................................      215,000      237,341
  Series 1990 A, 6%, 7/1/2015 (b) .......................................................................      225,000      247,820
  Series 1990 A, 6%, 7/1/2016 (b) .......................................................................      235,000      258,639
  Series 1990 A, 6%, 7/1/2017 (b) .......................................................................      250,000      274,803
  Series 1990 A, 6%, 7/1/2018 (b) .......................................................................      265,000      291,813
  Tax Exempt Custodian Receipts Refund:
   Series 1997 A, 6%, 7/1/2001 (b) ......................................................................      205,000      213,643
   Series 1997 A, 6%, 7/1/2002 (b) ......................................................................      215,000      226,995
Indiana Municipal Power Agency, Power Supply System:
  Series 1993 B, 6%, 1/1/2012 (b) .......................................................................    1,750,000    1,934,415
  Series 1993 B, 5.5%, 1/1/2016 (b) .....................................................................    8,960,000    9,408,896
Indiana Transportation Finance Authority, Highway Revenue, Series 1993 A, 5.75%, 6/1/2012 (b) ...........    5,000,000
                                                                                                                          5,420,300
Rockport, IN, Pollution Control Revenue, Series 1991 B, 7.6%, 3/1/2016 ..................................    4,500,000    4,770,720

Louisiana

Bastrop, LA, Industrial Development Board, Pollution Control Revenue, International Paper Co.
  Project, Series 1992, 6.9%, 3/1/2007 (e) ..............................................................   10,250,000   11,010,550
New Orleans, LA, General Obligation, Series 1991, Zero Coupon, 9/1/2005 (b) .............................    2,500,000    1,900,425

Maryland

Northeast Maryland Waste Disposal Authority, Southwest Resource Recovery System:
  Series 1993, 6.9%, 1/1/2000 (b) .......................................................................    1,595,000    1,628,288
  Series 1993, 7.2%, 1/1/2006 (b) .......................................................................    3,440,000    3,908,081
  Series 1993, 7.2%, 1/1/2007 (b) .......................................................................    3,390,000    3,851,277

Massachusetts

Massachusetts Bay Transportation Authority, Series 1992 B, 6.2%, 3/1/2016 ...............................    2,500,000    2,825,300
Massachusetts College Building Authority Project:
  Series 1994 A, 7.5%, 5/1/2010 .........................................................................    4,110,000    5,062,493

    The accompanying notes are an integral part of the financial statements.

                      15 - Scudder Managed Municipal Bonds

                                                                                               Principal     Market
                                                                                               Amount ($)   Value ($)
----------------------------------------------------------------------------------------------------------------------

  Series 1994 A, 7.5%, 5/1/2014 ...........................................................    3,750,000    4,736,775
Massachusetts Health & Educational Facilities Authority, Massachusetts General Hospital,
  Series 1992 F, 6.25%, 7/1/2012 (b) ......................................................    3,000,000    3,422,190
Massachusetts Water Resource Authority:
  General Revenue, Series C, 6%, 12/1/2011 ................................................   10,000,000   11,078,900
  Series 1992 A, 6.5%, 7/15/2009 ..........................................................    2,625,000    2,990,820
  Series 1992 A, 6.5%, 7/15/2019 ..........................................................   13,445,000   15,577,511

Michigan

Detroit, MI, City School District, General Obligation, Series 1998 C, 5.25%, 5/1/2014 (b) .    1,000,000    1,035,630
Michigan State Trunk Line, Series 1998 A, 5.25%, 11/1/2013 ................................    3,000,000    3,113,880
Wayne Charter County, MI, Airport Revenue, Series 1998 B, 5.25%, 12/1/2012 (b) ............    3,165,000    3,244,726

Montana

Montana State Board of Housing, Family Housing Authority, Series 1984 A, Zero Coupon,
  6/1/2010 ................................................................................    1,510,000      441,886

Nevada

Nevada Municipal Bond Bank Project, General Obligation, Series 1998, 5.25%, 5/15/2013 (d) .    2,000,000    2,041,520
Nevada State Housing Division, Single Family Mortgage Revenue, Series 1993 R, 5.95%,
  10/1/2011 ...............................................................................    3,695,000    3,853,552

New Hampshire

New Hampshire Housing Finance Authority, Single Family Revenue, AMT, Series 1998 C, 5.9%,
  7/1/2019 ................................................................................    1,520,000    1,662,515

New York

Long Island Power Authority, NY, Electric Systems Revenue, Series 1998 A, 5%, 12/1/2018 (b)    2,000,000    1,941,780
Metropolitan Transportation Authority, New York, Transit Facilities:
  Series 1991, 7%, 7/1/2002 ...............................................................    1,595,000    1,714,370
  Series 1993 O, 5.75%, 7/1/2013 (b) ......................................................    6,775,000    7,355,821
  Series 1998 C, 5.125%, 7/1/2013 (b) .....................................................    3,500,000    3,544,380
New York City, NY, General Obligation:
  Series 1989 D, 7%, 8/1/2002 (b) .........................................................      280,000      285,860
  Series 1989 D, 7%, 8/1/2002 (b) .........................................................      935,000      954,570
  Series 1989 D, 7%, 8/1/2002 .............................................................    1,125,000    1,148,243
  Series 1990 H, 7.2%, 8/1/2001 (b) .......................................................    2,005,000    2,117,320
  Series 1990 H, 7.2%, Prerefunded 8/1/2000, 8/1/2001 (b) (c) .............................      255,000      269,948
  Series 1992 A, 6.375%, 8/1/2004 .........................................................    5,000,000    5,367,700
  Series 1992 H, 7%, 2/1/2005 .............................................................      480,000      520,114
  Series 1992 H, 7%, Prerefunded 2/1/2002, 2/1/2005 (b) (c) ...............................        5,000        5,464
  Series 1995 B, 6.75%, 8/15/2003 .........................................................    3,000,000    3,291,180

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder Managed Municipal Bonds

                                                                                                 Principal      Market
                                                                                                Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------------------

  Series 1995 B, 6%, 8/15/2004 ...............................................................   3,425,000   3,694,102
  Series 1995 B, 6.1%, 8/15/2005 .............................................................   3,510,000   3,826,286
  Series 1995 E, 6.6%, 8/1/2004 ..............................................................   6,500,000   7,180,225
  Series 1995 E, 6.5%, 2/15/2005 .............................................................   7,000,000   7,723,800
  Series 1996 G, 6.75%, 2/1/2009 .............................................................   2,000,000   2,305,540
New York State Dormitory Authority, City University System, Consolidated Revenue Lease:
  Series 1993 A, 5.75%, 7/1/2006 .............................................................   4,000,000   4,282,960
  Series 1993 A, 5.75%, 7/1/2006 (b) .........................................................   3,000,000   3,253,800
  Series 1993 E, 5.75%, 7/1/2006 .............................................................   3,085,000   3,303,233
  Series 1993 F, 5.375%, 7/1/2007 ............................................................   2,000,000   2,095,400
New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home, Series 1992,
  5.95%, 8/15/2009 (b) .......................................................................   2,965,000   3,109,840
New York State Thruway Authority, Series 1998 A2, 5.25%, 4/1/2012 (b) ........................   2,000,000   2,059,900
New York Triborough Bridge and Tunnel Authority, Special Obligation, Series 1998 A, 5.125%,
  1/1/2013 (b) ...............................................................................   8,605,000   8,744,573
Onondaga County, NY, Industrial Development Agency, Solid Waste Disposal Facility, Solvay
  Paperboard LLC, AMT, Series 1998, 7%, 11/1/2030 ............................................   3,500,000   3,632,475
Port Authority of New York & New Jersey, Special Obligation, AMT, Series 1996, 7%, 10/1/2007 .   2,000,000   2,200,040

North Carolina

North Carolina Municipal Power Agency #1, Catawba Electric Revenue, Series 1993, 5.25%,
  1/1/2009 (b) ...............................................................................   8,500,000   8,863,885

Ohio

Ohio Water Development Authority, Pollution Control Revenue, Ohio Edison Company Project,
  Series 1989 A, 7.625%, 7/1/2023 ............................................................   4,890,000   5,005,453

Oklahoma

Oklahoma Development Finance Authority, Hillcrest Health Center Inc., Series 1999 A, 5.625%,
  8/15/2019 ..................................................................................   2,500,000   2,483,350

Rhode Island

Rhode Island Convention Center Authority, Series 1993 B, 5%, 5/15/2020 (b) ...................   5,250,000   5,039,160

Tennessee

Knox County, TN, Health, Education & Housing Facilities Board, Fort Sanders Alliance,
  Series 1993 C, 7.25%, 1/1/2009 (b) .........................................................   3,250,000   3,858,075

Texas

Austin, TX, Bergstrom Landhost Enterprises Inc., Airport Hotel, Series 1999 A, 6.75%, 4/1/2027   4,000,000   4,019,560
Austin, TX, Independent School District, General Obligation, Series 1998, 5%, 8/1/2015 (e) ...   2,000,000   2,015,340

    The accompanying notes are an integral part of the financial statements.


                      17 - Scudder Managed Municipal Bonds

                                                                                                Principal      Market
                                                                                               Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------------------

Dallas-Fort Worth, TX, Airport Revenue:
  American Airlines, AMT, Series 1990, 7.5%, 11/1/2025 .....................................   14,250,000   15,120,818
  Series 1992 A, 7.8%, 11/1/2007 (b) .......................................................    2,390,000    2,805,717
  Series 1992 A, 7.375%, 11/1/2009 (b) .....................................................    4,500,000    5,187,600
Harris County, TX:
  Health Facilities, Texas Medical Center Project, Series 1996, 6.25%, 5/15/2010 (b) .......    3,000,000    3,348,420
  Series 1998, AMT, 5.5%, 8/15/2006 (b) ....................................................    3,070,000    3,247,415
  Toll Road Authority, Series 1992 A, Zero Coupon, 8/15/2004 (b) ...........................    4,050,000    3,240,972
Houston, TX, Airport System, Inversed Floater, Series 1999, 5.25%, 7/1/2010 (d)*** .........    7,610,000    8,047,879
Houston, TX, Water and Sewer System Authority:
  Series 1991 C, Zero Coupon, 12/1/2005 (b) ................................................   15,000,000   11,278,200
  Series 1991 C, Zero Coupon, 12/1/2007 (b) ................................................    3,400,000    2,303,262
Houston, TX, Water Conveyance System Contract, Certificate of Participation, Series 1993 J,
  6.125%, 12/15/2005 (b) ...................................................................    2,500,000    2,742,200
Lower Colorado River Authority, TX, Series 1992, Zero Coupon, 1/1/2003 (b) .................    8,900,000    7,668,418
San Antonio, TX, Airport Systems Revenue, Series 1991, 7%, 7/1/2002 (b) ....................    1,695,000    1,842,448
San Antonio, TX, Electric and Gas Revenue:
  Series 1989 A, Zero Coupon, 2/1/2005 (b) .................................................    7,000,000    5,458,950
  Series 1991 B, ETM, Zero Coupon, 2/1/2005 (b)** ..........................................    5,000,000    3,899,250
Texas Municipal Power Agency, Series 1989, Zero Coupon, 9/1/2012 (b) .......................    5,150,000    2,648,233

Utah

Intermountain Power Agency, UT, Power Supply Revenue:
  Series 1993, 5.55%, 7/1/2011 .............................................................    3,000,000    3,123,720
  Series 1993 C, 5.25%, 7/1/2014 ...........................................................    4,000,000    4,109,160
  Series 1998 A, 5.25%, 7/1/2014 (b) .......................................................    7,000,000    7,103,740
Salt Lake City, UT, Hospital Revenue, Inversed Inflow, Series 1992, 7.5%, 2/15/2012*** .....    1,500,000    1,665,930

Virgin Islands

Virgin Islands, Public Finance Authority, Series 1998 C, 5.5%, 10/1/2008 ...................    1,500,000    1,561,005

Virginia

Virginia Beach, VA, Development Authority, General Hospital, Series 1993, 5.125%,
  2/15/2018 (b) ............................................................................    3,000,000    2,976,600
Peninsula Ports Authority, VA, Riverside Health System Project, Series 1998, 5.25%, 7/1/2012    2,735,000    2,775,232

Washington

Seattle, WA, Port Revenue:
  Series 1998, 5.375%, 8/1/2013 (b) ........................................................    1,460,000    1,501,537
  Series 1998, 5.375%, 8/1/2014 (b) ........................................................    1,805,000    1,849,204

    The accompanying notes are an integral part of the financial statements.



                      18 - Scudder Managed Municipal Bonds

                                                                                                Principal      Market
                                                                                               Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------------------

Washington State Health Care Facilities Authority:
  Empire Health Services-- Spokane, Series 1993, 5.8%, 11/1/2008 (b) ......................     4,865,000     5,287,039
  Franciscan Health System-- St. Joseph's Hospital:
   Series 1993, ETM, 5.4%, 1/1/2007 (b)** .................................................     2,000,000     2,123,840
   Series 1993, ETM, 5.4%, 1/1/2008 (b)** .................................................     2,645,000     2,814,915
Washington State Public Power Supply System:
  Nuclear Project #1:
   Series 1990 B, 7.25%, 7/1/2009 (b) .....................................................    12,350,000    14,747,135
   Series 1991 A, Zero Coupon, 7/1/2007 (b) ...............................................     8,570,000     5,898,731
  Nuclear Project #2:
   Series 1990 A, 7.25%, 7/1/2006 .........................................................     7,000,000     8,123,640
   Series 1994 A, 6%, 7/1/2007 (b) ........................................................     7,000,000     7,680,330
  Nuclear Project #3:
   Series 1989 A, Zero Coupon, 7/1/2006 (b) ...............................................     1,380,000     1,001,645
   Series 1989 B, 7.25%, Prerefunded 1/1/2000, 1/1/2015 (b) (c) ...........................     5,000,000     5,212,350
   Series 1989 B, Zero Coupon, 7/1/2006 (b) ...............................................     5,555,000     4,031,986
   Series 1990 B, 7.375%, 7/1/2004 (b) ....................................................       750,000       791,768
   Series 1990 B, Zero Coupon, 7/1/2002 (b) ...............................................    11,925,000    10,515,584
   Series 1993 B, 5.65%, 7/1/2008 (b) .....................................................     3,000,000     3,222,540
Washington State, General Obligation, Series 1998 A, 5.25%, 7/1/2012 ......................     4,210,000     4,310,661

Wisconsin

Green Bay, WI, Industrial Development Revenue, Weyerhaeuser Company Project, Series 1981 A,
  9%, 9/1/2006 ............................................................................     1,700,000     1,718,768
Wisconsin State Health & Educational Facilities Authority:
  Aurora Health Care, Inc.:
   Series 1999 A, 5.6%, 2/15/2029 .........................................................     4,000,000     3,854,040
   Series 1999 B, 5.625%, 2/15/2029 (d) ...................................................     2,500,000     2,427,775
  Hospital Sisters Services Inc., Series 1993, 5.375%, 6/1/2013 (b) .......................     1,500,000     1,539,045

Wyoming

Wyoming Community Development Authority, Single Family Mortgage Revenue, Series 1993 A,
  5.85%, 6/1/2013 .........................................................................     3,000,000     3,094,830
------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $644,212,998)                                                   703,559,920
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $655,512,998) (a)                                                714,859,920
------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      19 - Scudder Managed Municipal Bonds

(a) The cost for federal income tax purposes was $655,512,998. At May 31, 1999, net unrealized appreciation for all securities based on tax cost was $59,346,922. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $60,258,771 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $911,849.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(d) When-issued or forward delivery securities (See Note A in Notes to Financial Statements).

(e) At May 31, 1999, these securities, in part or in whole, have been segregated to cover when-issued securities and initial margin requirements for open futures contracts.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rates as of May 31, 1999.

     AMT: Alternative minimum tax

     At May 31, 1999, open futures contracts purchased short were as follows:

                                                                                 Aggregate Face
     Futures                                 Expiration          Contracts         Value ($)        Market Value ($)
     ------------------------------------ ------------------  -----------------  -----------------  -----------------
     Municipal Bond Index                   June 19, 1999            50             6,098,438          6,088,763
                                                                                 ------------       ------------
     Total unrealized depreciation on open futures contracts purchased short...................          (9,675)
                                                                                                    ============

    The accompanying notes are an integral part of the financial statements.


                      20 - Scudder Managed Municipal Bonds

                              Financial Statements

                      Statements of Assets and Liabilities

                               as of May 31, 1999



Assets
---------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $655,512,998) ..................   $ 714,859,920
                  Cash ...................................................................         935,652
                  Receivable for investments sold ........................................       2,244,146
                  Interest receivable ....................................................       9,699,339
                  Receivable for Fund shares sold ........................................         115,158
                  Other assets ...........................................................          10,129
                                                                                             -------------
                  Total assets ...........................................................     727,864,344
Liabilities
---------------------------------------------------------------------------------------------------------------
                  Dividends payable ......................................................       1,379,429
                  Payable for when-issued securities .....................................      12,533,013
                  Payable for daily variation margin on open futures contracts ...........          17,188
                  Payable for Fund shares redeemed .......................................          59,731
                  Accrued management fee .................................................         295,243
                  Other payables and accrued expenses ....................................         178,571
                                                                                             -------------
                  Total liabilities ......................................................      14,463,175
                  ----------------------------------------------------------------------------------------
                  Net assets, at market value ............................................   $ 713,401,169
                  ----------------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Net unrealized appreciation (depreciation) on:
                  Investments ............................................................      59,346,922
                  Futures ................................................................          (9,675)
                  Accumulated net realized gain (loss) ...................................      (2,245,343)
                  Paid-in capital ........................................................     656,309,265
                  ----------------------------------------------------------------------------------------
                  Net assets, at market value ............................................     713,401,169
                  ----------------------------------------------------------------------------------------
Net Asset Value
---------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($713,401,169 /
                     79,451,883 outstanding shares of beneficial interest, $.01 par value,
                     unlimited number of shares authorized) ..............................   $        8.98

    The accompanying notes are an integral part of the financial statements.


                      21 - Scudder Managed Municipal Bonds

                            Statements of Operations


                                                                                    Five Months
                                                                                       Ended          Year Ended
                                                                                    May 31, 1999     December 31,
Investment Income                                                                     (Note E)          1998
------------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Interest .......................................................   $ 16,768,032    $ 40,966,157
                                                                                     ------------    ------------

                  Expenses:
                  Management fee .................................................      1,547,581       3,760,257
                  Services to shareholders .......................................        186,924         442,967
                  Custodian and accounting fees ..................................         63,951         158,973
                  Trustees' fees and expenses ....................................         20,871          37,351
                  Reports to shareholders ........................................         29,080          36,390
                  Auditing .......................................................         44,930          48,806
                  Registration fees ..............................................         20,217          31,111
                  Legal ..........................................................          3,344           9,662
                  Other ..........................................................          8,748          26,949
                                                                                     ------------    ------------
                                                                                        1,925,646       4,552,466
                  -------------------------------------------------------------------------------    ------------
                  Net investment income ..........................................     14,842,386      36,413,691
                  -------------------------------------------------------------------------------    ------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ....................................................      3,094,358       4,261,533
                  Futures ........................................................           --          (188,900)
                                                                                     ------------    ------------
                                                                                        3,094,358       4,072,633
                                                                                     ------------    ------------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ....................................................    (19,063,869)      3,939,113
                  Futures ........................................................         (9,675)        128,825
                                                                                     ------------    ------------
                                                                                      (19,073,544)      4,067,938
                  -------------------------------------------------------------------------------    ------------
                  Net gain (loss) on investment transactions .....................    (15,979,186)      8,140,571
                  -------------------------------------------------------------------------------    ------------

                  -------------------------------------------------------------------------------    ------------
                  Net increase (decrease) in net assets resulting from operations    $ (1,136,800)   $ 44,554,262
                  -------------------------------------------------------------------------------    ------------

    The accompanying notes are an integral part of the financial statements.


                      22 - Scudder Managed Municipal Bonds

                                             Statements of Changes in Net Assets


                                                                              Five Months
                                                                             Ended May 31,
                                                                             1999 (Note E)       Years Ended December 31,
Increase (Decrease) in Net Assets                                                                  1998            1997
------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ...............................   $  14,842,386    $  36,413,691    $  36,962,574
                  Net realized gain (loss) from investment transactions       3,094,358        4,072,633        4,446,931
                  Net unrealized appreciation (depreciation) on
                     investment transactions during the period ........     (19,073,544)       4,067,938       22,559,064
                                                                           -------------   -------------    -------------
                  Net increase (decrease) in net assets resulting from
                     operations........................................      (1,136,800)      44,554,262       63,968,569
                                                                           -------------   -------------    -------------
                  Distributions to shareholders from:
                  Net investment income ...............................     (14,842,386)     (36,413,691)     (36,962,574)
                                                                           -------------   -------------    -------------
                  Net realized gains ..................................            --         (3,996,751)      (3,989,109)
                                                                           -------------   -------------    -------------
                  Fund share transactions:
                  Proceeds from shares sold ...........................      37,202,992       83,789,509       65,569,325
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions.....................       7,966,563       21,988,411       21,815,625

                  Cost of shares redeemed .............................     (52,816,744)    (101,202,201)    (119,516,692)
                                                                           -------------   -------------    -------------
                  Net increase (decrease) in net assets from Fund share   --------------   ------------------------------
                     transactions......................................     (7,647,189)       4,575,719      (32,131,742)
                                                                          --------------   ------------------------------
                  Increase (decrease) in net assets ...................     (23,626,375)       8,719,539       (9,114,856)
                  Net assets at beginning of period ...................     737,027,544      728,308,005      737,422,861
                                                                           -------------   -------------    -------------
                  Net assets at end of period .........................   $ 713,401,169    $ 737,027,544    $ 728,308,005
                                                                           -------------   -------------    -------------
Other Information
------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ...........      80,293,360       79,790,697       83,437,562
                                                                           -------------   -------------    -------------
                  Shares sold .........................................       4,073,627        9,148,915        7,354,111
                  Shares issued to shareholders in reinvestment of
                     distributions.....................................         874,504        2,402,379        2,441,767
                  Shares redeemed .....................................      (5,789,608)     (11,048,631)     (13,442,743)
                                                                           -------------   -------------    -------------
                  Net increase (decrease) in Fund shares ..............        (841,477)         502,663       (3,646,865)
                                                                          --------------   ------------------------------
                  Shares outstanding at end of period .................      79,451,883       80,293,360       79,790,697
                                                                          --------------   ------------------------------

    The accompanying notes are an integral part of the financial statements.


                      23 - Scudder Managed Municipal Bonds

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                  Five Months Ended
                                                     May 31, 1999              Years Ended December 31,
                                                       (Note E)       1998       1997        1996        1995       1994
------------------------------------------------------------------------------------------------------------------------------
                                                  ----------------------------------------------------------------------------
Net asset value, beginning of period ...........   $     9.18   $     9.13 $     8.84 $     8.94 $     8.07 $     9.09
                                                  ----------------------------------------------------------------------------
Income from investment operations:
Net investment income ..........................          .19          .45        .46        .45        .48        .46
Net realized and unrealized gain (loss) on
  investment transactions.......................         (.20)         .10        .34       (.10)       .87      (1.00)
                                                  ----------------------------------------------------------------------------
Total from investment operations ...............         (.01)         .55        .80        .35       1.35       (.54)
                                                  ----------------------------------------------------------------------------
Less distributions from:
Net investment income ..........................         (.19)        (.45)      (.46)      (.45)      (.48)      (.46)
Net realized gains on investment transactions ..           --         (.05)      (.05)        --         --       (.02)
                                                  ----------------------------------------------------------------------------
Total distributions ............................         (.19)        (.50)      (.51)      (.45)      (.48)      (.48)
                                                  ----------------------------------------------------------------------------

                                                  ----------------------------------------------------------------------------
Net asset value, end of period .................   $     8.98   $     9.18 $     9.13 $     8.84 $     8.94 $     8.07
                                                  ----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...............................         (.17)**      6.23       9.29       4.15      17.12      (6.04)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........          713          737        728        737        775        709
Ratio of operating expenses to average daily net
  assets (%)....................................          .64*         .62        .64        .63        .63        .63
Ratio of net investment income to average daily
  net assets (%)................................         4.92*        4.96       5.12       5.20       5.59       5.41
Portfolio turnover rate (%) ....................         13.8*         8.6        9.8       12.2       17.8       33.7

*    Annualized
**   Not annualized


                      24 - Scudder Managed Municipal Bonds

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Managed Municipal Bonds (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust (the "Trust"), registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for when-issued or forward delivery securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased index futures to hedge against changes in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.



                      25 - Scudder Managed Municipal Bonds

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of call or maturity.

                      B. Purchases and Sales of Securities

During the five months ended May 31, 1999, purchases and sales of municipal securities (excluding short-term investments) aggregated $41,252,347 and $57,317,004, respectively. During the year ended December 31, 1998, purchases and sales of municipal securities (excluding short-term investments) aggregated $61,712,948 and $65,283,639, respectively.

The aggregate face value of futures contracts opened during the five months ended May 31, 1999 was $6,098,438. No futures contracts were closed during the period. The aggregate face value of futures contracts closed during the year ended December 31, 1998 was $11,918,050.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.55% on the first $200,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets and 0.475% on such net assets in


                      26 - Scudder Managed Municipal Bonds
excess of $700,000,000, computed and accrued daily and payable monthly. For the five months ended May 31, 1999, the fee pursuant to this Agreement amounted to $1,547,581, which was equivalent to an annual effective rate of 0.51% of the Fund's average daily net assets. For the year ended December 31, 1998, the fee pursuant to this Agreement amounted to $3,760,257, which was equivalent to an annual effective rate of 0.51% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. During the five months ended May 31, 1999, the amount charged to the Fund by SSC aggregated $125,396, of which $24,833 is unpaid at May 31, 1999. For the year ended December 31, 1998, the amount charged to the Fund by SSC aggregated $316,492.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the five months ended May 31, 1999, the amount charged to the Fund by SFAC aggregated $40,520, of which $8,079 is unpaid at May 31, 1999. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $98,235.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the five months ended May 31, 1999, Trustees' fees and expenses aggregated $20,871. For the year ended December 31, 1998, the Trustee's fees and expenses aggregated $37,351.

                               D. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                               E. Year End Change

On August 10, 1998, the Board of Trustees of the Trust changed the fiscal year end of the Fund from December 31 to May 31.



                      27 - Scudder Managed Municipal Bonds

                       Report of Independent Accountants

To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder Managed Municipal Bonds:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Managed Municipal Bonds (the "Fund") at May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
July 19, 1999


                      28 - Scudder Managed Municipal Bonds

                                Tax Information

Of the dividends paid from net investment income for the five months ended May 31, 1999, 100% are designated as exempt interest dividends for federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,000,000 as capital gain dividends for the five months ended May 31, 1999.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                      29 - Scudder Managed Municipal Bonds

                                   This Page
                                 intentionally
                                  left blank.

                      30 - Scudder Managed Municipal Bonds

                                   This Page
                                 intentionally
                                  left blank.

                      31 - Scudder Managed Municipal Bonds

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Philip G. Condon*
Vice President

Ashton P. Goodfield*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.



                      32 - Scudder Managed Municipal Bonds

                        Investment Products and Services

The Scudder Family of Funds[
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust
   Scudder Money Market Series --
     Prime Reserve Shares*
     Premium  Shares*
     Managed Shares*
   Scudder Government Money Market
    Series -- Managed Shares*

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder Tax Free  Money Market
    Series -- Managed Shares*
   Scudder California Tax Free Money Fund**
   Scudder New York Tax Free Money Fund**

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund**
   Scudder Massachusetts Limited
    Term Tax Free Fund**
   Scudder Massachusetts Tax Free Fund**
   Scudder New York Tax Free Fund**
   Scudder Ohio Tax Free Fund**
   Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Corporate Bond Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Dividend & Growth Fund
   Scudder Growth and Income Fund
   Scudder Select 500 Fund
   Scudder S&P 500 Index Fund
   Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value  Fund
     Scudder Value Fund***
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund
  Growth
     Scudder Classic Growth Fund***
     Scudder Large Company Growth Fund
     Scudder Select 1000 Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Value Fund
     Scudder International Growth and
       Income Fund
     Scudder International Fund++
     Scudder International Growth Fund
     Scudder Global Discovery Fund***
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund
  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
    Scudder Tax Managed Growth Fund
    Scudder Tax Managed Small
      Company Fund

Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
   Traditional IRA
   Roth IRA
   SEP IRA
   Keogh Plan
   401(k), 403(b) Plans
Variable Annuities
   Scudder Horizon Plan** [[
   Scudder Horizon Advantage** [[[

Education Accounts
------------------
   Education IRA
   UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The Korea Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder Global High Income Fund, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. [Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. [[A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. [[[A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                      33 - Scudder Managed Municipal Bonds

                                                 Scudder Solutions

Convenient ways to invest, quickly and reliably:
-----------------------------------------------------------------------------------------------------------------------------
         Automatic Investment Plan                                     QuickBuy

         A convenient investment program in which  money is            Lets you purchase Scudder fund shares
         electronically debited from your bank account monthly to      electronically, avoiding potential mailing delays;
         regularly purchase fund shares and "dollar cost average"      money for each of your transactions is
         -- buy more shares when the fund's price is lower and         electronically debited from a previously designated
         fewer when it's higher, which can reduce your average         bank account.
         purchase price over time.*

         Automatic Dividend Transfer                                   Payroll Deduction and Direct Deposit

         The most timely, reliable, and convenient way to purchase     Have all or part of your paycheck-- even government
         shares-- use distributions from one Scudder fund to           checks-- invested in up to four Scudder funds at
         purchase shares in another, automatically (accounts with      one time.
         identical registrations or the same social security or
         tax identification number).

         * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
             Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
-----------------------------------------------------------------------------------------------------------------------------

         Scudder Automated Information Line: SAIL(TM) --               Scudder's Web Site -- www.scudder.com
         1-800-343-2890
                                                                       Personal Investment Organizer: Offering account
         Personalized account information, the ability to exchange     information and transactions, interactive
         or redeem shares, and information on other Scudder funds      worksheets, prospectuses and applications for all
         and services via touchtone telephone.                         Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also provides
                                                                       news about Scudder funds, retirement planning
                                                                       information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
-----------------------------------------------------------------------------------------------------------------------------

         Automatic Withdrawal Plan                                     QuickSell

         You designate the bank account, determine the schedule        Provides speedy access to your money by
         (as frequently as once a month) and amount of the             electronically crediting your redemption proceeds
         redemptions, and Scudder does the rest.                       to the bank account you previously designated.

         Distributions Direct

         Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
-----------------------------------------------------------------------------------------------------------------------------


                      34 - Scudder Managed Municipal Bonds



Mutual Funds and More -- Brokerage and Guidance Services:
--------------------------------------------------------------------------------

         Scudder Brokerage Services                              Scudder Portfolio Builder

         Offers you access to a world of investments,            A free service designed to help suggest ways investors like
         including stocks, corporate bonds, Treasuries, plus     you can diversify your portfolio among domestic and global,
         over 8,000 mutual funds from at least 150 mutual        as well as equity, fixed-income, and money market funds,
         fund companies. And Scudder Fund FolioSM provides       using Scudder funds.
         investors with access to a marketplace of more than
         800 no-load funds from well-known companies--with no
         transaction fees or commissions. Scudder
         shareholders can take advantage of a Scudder
         Brokerage account already reserved for them, with no
         minimum investment. For information about Scudder
         Brokerage Services, call 1-800-700-0820.

         Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee.
         Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA
         02061. Member SIPC.



For more information about these services, call a Scudder representative at 1-800-225-5163
-----------------------------------------------------------------------------------------------------------------------------


Additional Information on How to Contact Scudder:
-----------------------------------------------------------------------------------------------------------------------------

         For existing account services and transactions          Please address all written correspondence to
         Scudder Investor Relations -- 1-800-225-5163            The Scudder Funds
                                                                 P.O. Box 2291
         For establishing 401(k) and 403(b) plans                Boston, Massachusetts
         Scudder Defined Contribution Services --                02107-2291
         1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center
         For information about The Scudder Funds, including
         additional applications and prospectuses, or for        Many shareholders enjoy the personal, one-on-one service of
         answers to investment questions                         the Scudder Investor Centers. Check for an Investor Center
                                                                 near you -- they can be found in the following cities:
         Scudder Investor Relations -- 1-800-225-2470
                  Investor.Relations@scudder.com                 Boca Raton            Chicago           San Francisco
                                                                 Boston                New York


                      35 - Scudder Managed Municipal Bonds

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER